UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2021

CHESAPEAKE GRANITE WASH TRUST
(Exact name of Registrant as specified in its Charter)

Delaware	001-35343	45-6355635
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
The Bank of New York Mellon Trust Company, N.A., as Trustee Global Corporate Trust 601 Travis Street, Floor 16 Houston, Texas		77022
(Address of principal executive offices)		(Zip Code)

(512) 236-6555
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Account.

Dismissal of Previous Independent Registered Public Accounting Firm

On and effective as of April 21, 2021, Chesapeake Granite Wash Trust (the “Trust”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm.

The reports of PwC on the Trust’s financial statements (which were prepared in conformity with the modified cash basis of accounting) for the fiscal years ended December 31, 2020 and December 31, 2019 contained no adverse opinions or disclaimers of opinions and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2020 and December 31, 2019 and the subsequent interim period through April 21, 2021, there were no (i) disagreements between the Trust and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of such disagreements in PwC’s reports on the Trust’s financial statements for such years and (ii) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Trust provided PwC with a copy of the forgoing disclosure in this Current Report on Form 8-K (this “Report”) prior to this time the Report was filed with the United States Securities and Exchange Commission (the “SEC”). The Trust requested that PwC furnish a letter addressed to the SEC stating whether or not PwC agrees with the statements made herein. A copy of PwC’s letter, dated April 27, 2021, is attached hereto as Exhibit 16.1.

Engagement of New Independent Registered Public Accounting Firm

On and effective as of April 21, 2021, the Trust engaged Grant Thornton LLP (“GT”) as its new independent registered public accounting firm. Tapstone Energy LLC recommended and consented to the decisions to dismiss PwC and engage GT. On April 21, 2021, The Bank of New York Mellon Trust Company, N.A., the trustee of the Trust, approved GT as the Trust’s independent registered public accounting firm for the year ending December 31, 2021, subject to GT’s customary client acceptance procedures. During the fiscal years ended December 31, 2020 and December 31, 2019 and the subsequent interim period through April 21, 2021, respectively, neither the Trust nor anyone acting on its behalf has consulted with GT with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Trust’s financial statements, and no written report or oral advice was provided to the Trust by GT that GT concluded was an important factor considered by the Trust in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Document Description
16.1	Letter of PricewaterhouseCoopers LLP dated April 27, 2021 to the SEC regarding statements included in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE GRANITE WASH TRUST
By:	THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A, Trustee

By:	/s/ Sarah Newell
Sarah Newell
Vice President

Date:    April 27, 2021